UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2015
___________________
HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction	(Commission File No)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On October 30, 2015, Heartland Payment Systems, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the quarter ended September 30, 2015. The information contained in this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 30, 2015, the Company conducted a previously-scheduled conference call to discuss its results of operations for the quarter ended September 30, 2015 and to answer any questions raised by the call's audience.

Non-GAAP Financial Information

To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provides additional measures of its operating results on a continuing operations basis, namely income from operations, operating margin, net income and earnings per share, which exclude acquisition-related amortization expense and share-based compensation expense. These measures meet the definition of a non-GAAP financial measure. The Company believes that application of these non-GAAP financial measures is appropriate to enhance understanding of its historical performance, its performance relative to its competitors, as well as prospects for its future performance.

Use and Economic Substance of the Non-GAAP Financial Measures - Management uses these non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in the Company's business, to assess its ongoing operating performance relative to its competitors, as certain industry competitors measure their operating results excluding acquisition-related amortization expense and share-based compensation expense, and to establish the Company’s operational goals and forecasts. Acquisition-related amortization expense and share-based compensation expense are excluded as non-cash expenses that the Company does not believe are reflective of ongoing operating results of existing and acquired businesses. Additionally, share-based compensation expense is an amount excluded from calculations of earnings per share used in measuring achievement of performance targets required for the vesting of certain performance-based share awards.

The following is an explanation of the adjustments that management excluded as part of its non-GAAP measures for the three and nine months ended September 30, 2015 and 2014:
Acquisition-related Amortization Expense - This expense consists of the amortization of intangible assets such as customer relationships, software, non-compete agreements, trademarks and merchant portfolios acquired through business combinations. The Company excludes acquisition-related amortization expense from its non-GAAP measures of income from operations, operating margin, net income and earnings per share primarily because:

•	Acquisition-related amortization expense is non-cash expense that the Company does not believe is reflective of its ongoing operating results, or contributions from its acquired businesses; and

•	The Company's acquisition activity has increased acquisition-related amortization expense to a more significant level.
Share-based Compensation Expense - These expenses consist of costs related to the stock options, restricted stock units, and performance share units, which the Company has granted its employees. The Company excludes share-based compensation expense from its non-GAAP measures of income from operations, operating margin, net income and earnings per share primarily because:

•	Share-based compensation expense is non-cash expense that the Company does not believe is reflective of ongoing operating results;

•
Share-based compensation expense is excluded from calculations of earnings per share used in measuring its achievement of certain performance targets required for the vesting of performance-based awards; and

•
The Company's use of performance-based share awards has increased significantly in recent years, with the result that reported share-based compensation expense can vary significantly from year to year, or quarter to quarter, in ways that may not be related to the underlying operating performance of the Company.

Material Limitations Associated with the Use of Non-GAAP Financial Measures - Non-GAAP income from operations, operating margin, net income and earnings per share that exclude the impact of acquisition-related amortization expense and share-based compensation expense may have limitations as analytical tools, and these non-GAAP measures should not be considered in isolation from or as a replacement for GAAP financial measures, and should be considered only as supplemental to the Company's GAAP financial measures. Some of the limitations associated with the use of these non-GAAP financial measures are:

•
Acquisition-related amortization expense and share-based compensation expense that are excluded from non-GAAP income from operations, operating margin, net income and non-GAAP earnings per share can have a material impact on GAAP net income and GAAP earnings per share.

•
Other companies may calculate non-GAAP income from operations, operating margin, net income and non-GAAP earnings per share that exclude the impact of similar expenses differently than the Company does, limiting the usefulness of those measures for comparative purposes.

Usefulness of Non-GAAP Financial Measures to Investors - The Company believes that presenting non-GAAP income from operations, operating margin, net income and non-GAAP earnings per share that exclude the impact of acquisition-related amortization expense and share-based compensation expense in addition to the related GAAP measures provides investors greater transparency to the information used by the Company's management for its financial and operational decision-making and allows investors to see the Company's results through the eyes of management. Additionally, the Company believes that the inclusion of these non-GAAP financial measures provides enhanced comparability in its financial reporting. The Company further believes that providing this information better enables its investors to understand the Company's operating performance and underlying business fundamentals, and to evaluate the methodology used by management to evaluate and measure such performance.

Item 8.01 Other Events

Cash Dividend

On October 28, 2015, the board of directors of the Company declared a quarterly cash dividend of $0.10 per share of the Company's common stock, which will be payable on December 15, 2015 to shareholders of record as of November 24, 2015.

The press release announcing the cash dividend is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Company dated	October 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 30, 2015

Heartland Payment Systems, Inc.
(Registrant)

		By:	/s/ Samir M. Zabaneh
Samir M. Zabaneh
Chief Financial Officer
(Principal Financial and Accounting Officer)